SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):      October 30, 2003

TRIUMPH GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12235	51-0347963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1550 Liberty Ridge Drive, Suite 100, Wayne, Pennsylvania		19087
(Address of principal executive offices)		(Zip Code)

(610) 251-1000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c)           Exhibits

Number	Description of Document

99.1	Press Release dated October 30, 2003

Item 12. Results of Operations and Financial Condition.

On October 30, 2003, Triumph Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003 and conducted a conference call on October 31, 2003 to further discuss the financial results.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Statements which are not historical facts, including statements regarding the Company's ability to maintain market share, improve efficiencies, reduce costs, expand products and capabilities, sustain cash flow, and achieve earnings within any particular range, are forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risks and uncertainties, including statements regarding the outlook for continued opportunities for future growth.  Triumph wishes to caution readers that several important factors could affect Triumph’s actual results and could cause its actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Triumph.  Further information regarding the important factors that could cause actual results to differ from projected results can be found in Triumph’s reports filed with the SEC, including our Form 10-K for the year ended March 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2003		TRIUMPH GROUP, INC.

	By:	/s/ Richard M. Eisenstaedt
Richard M. Eisenstaedt
Senior Vice President, General Counsel and Secretary

TRIUMPH GROUP, INC.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 30, 2003.